EXECUTION COPY

FIRST OMNIBUS AMENDMENT TO TRANSFER DOCUMENTS

THIS FIRST OMNIBUS AMENDMENT TO TRANSFER DOCUMENTS, dated as of February 28, 2010 (this “Amendment”), is entered into by and among FOUNTAIN CITY FINANCE, LLC, a Delaware limited liability company (the “Seller”), ENTERPRISE FUNDING COMPANY LLC, a Delaware limited liability company (the “Investor”), Bank of America, National Association, a national banking association (“Bank of America”), as a Bank and as the agent (the “Agent”) for the Investors and the Banks, DST SYSTEMS, INC., a Delaware corporation (“DST Systems”), as the Parent and the Servicer, and each of the parties named on Schedule I hereto (each, an “Originator” and, collectively, the “Originators”). Capitalized terms used and not otherwise defined herein are used as defined in the Receivables Purchase Agreement (as defined below).

WHEREAS, the Originators and DST Systems have entered into that certain Originator Purchase Agreement, dated as of May 21, 2009 (the “Initial Originator Purchase Agreement” and, as amended hereby, the “Originator Purchase Agreement”);

WHEREAS, DST Systems and the Seller have entered into that certain Purchase and Contribution Agreement, dated as of May 21, 2009 (the “Initial Purchase and Contribution Agreement” and, as amended hereby, the “Purchase and Contribution Agreement”);

WHEREAS, the Seller, the Investor, Bank of America, DST Systems and the Originators have entered into that certain Receivables Purchase Agreement, dated as of May 21, 2009 (as amended to the date hereof, the “Initial Receivables Purchase Agreement” and, as amended hereby, the “Receivables Purchase Agreement” and, the Initial Receivables Purchase Agreement, together with the Initial Originator Purchase Agreement and the Initial Purchase and Contribution Agreement, the “Transfer Documents”);

WHEREAS, the parties hereto desire to amend the Transfer Documents in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.          Amendments. Effective as of the Effective Date (as defined below), the following amendments are made to the Transfer Documents specified below:

(a)          Amendments to the Initial Originator Purchase Agreement.

(i)          A definition of “Credit Card Receivable” is hereby added to Section 1.01 of the Initial Originator Purchase Agreement in alphabetical order after the term “Agreement”, as follows:

“Credit Card Receivable” means an indebtedness of any Person to any Seller and any right of any Seller to payment from or on behalf of such Person whether constituting an account, chattel paper, investment or general intangible, arising in connection with the sale of goods or the rendering of services by such Seller, including the right to payment of any interest, fees, finance charges or late payment charges and other obligations of such Person with respect thereto, which indebtedness may be paid by such Person to such Seller through the use of a credit card.

(ii)         The definition of “Receivable” in Section 1.01 of the Initial Originator Purchase Agreement is hereby deleted in its entirety and replaced with the following definition:

“Receivable” means any indebtedness of any Person to any Seller and any right of any Seller to payment from or on behalf of such Person whether constituting an account, chattel paper, investment or general intangible, arising in connection with the sale of goods or the rendering of services by such Seller, including the right to payment of any interest, fees, finance charges or late payment charges and other obligations of such Person with respect thereto; provided that no Credit Card Receivable shall be a “Receivable” for purposes of this Agreement.

(b)          Amendments to the Initial Purchase and Contribution Agreement.

(i)          A definition of “Credit Card Receivable” is hereby added to Section 1.01 of the Initial Purchase and Contribution Agreement in alphabetical order after the term “Agreement”, as follows:

“Credit Card Receivable” means an indebtedness of any Person to any Originator (without giving effect to any transfer under the Initial Purchase Agreement) and any right of any Originator to payment from or on behalf of such Person whether constituting an account, chattel paper, investment or general intangible, arising in connection with the sale of goods or the rendering of services by such Originator, including the right to payment of any interest, fees, finance charges or late payment charges and other obligations of such Person with respect thereto, which indebtedness may be paid by such Person to such Originator through the use of a credit card.

(ii)         The definition of “Receivable” in Section 1.01 of the Initial Purchase and Contribution Agreement is hereby deleted in its entirety and replaced with the following definition:

“Receivable” means any indebtedness of any Person to any Originator (without giving effect to any transfer under the Initial Purchase Agreement) and any right of any Originator to payment from or on behalf of such Person whether constituting an account, chattel paper, investment or general intangible, arising in connection with the sale of goods or the rendering of services by such Originator, including the right to payment of any interest, fees, finance charges or late payment charges and other obligations of such Person with respect thereto; provided, that unless expressly stated otherwise, each Closing Date Receivable shall be a “Receivable” for purposes of this Agreement; provided, further, that no Credit Card Receivable shall be a “Receivable” for purposes of this Agreement.

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(c)          Amendments to the Initial Receivables Purchase Agreement.

(i)          Section 1.01 of the Initial Receivables Purchase Agreement is hereby amended as follows:

(A)         The definition of “Collections” is hereby amended by adding “, all late payment charges” after the words “all finance charges”.

(B)         A definition of “Credit Card Receivable” is hereby added in alphabetical order after the term “Agreement”, as follows:

“Credit Card Receivable” means an indebtedness of any Person to any Originator (without giving effect to any transfer under the Initial Purchase Agreement or the Secondary Purchase Agreement) and any right of any Originator to payment from or on behalf of such Person whether constituting an account, chattel paper, investment or general intangible, arising in connection with the sale of goods or the rendering of services by such Originator, including the right to payment of any interest, fees, finance charges or late payment charges and other obligations of such Person with respect thereto, which indebtedness may be paid by such Person to such Originator through the use of a credit card.

(C)         The definition of “Defaulted Receivable” is hereby amended by (1) replacing the period following the word “Receivable” in clause (iv) thereof with a semi-colon and (2) adding the following proviso to the definition after clause (iv) thereof as follows:

provided that the parties to this Agreement acknowledge and agree that no finance charge or late payment charge shall be considered a “Receivable” for purposes of this definition.

(D)         The definition of “Delinquent Receivable” is hereby amended by (1) replacing the period following the word “Seller” in clause (ii) thereof with a semi-colon and (2) adding the following proviso to the definition after clause (ii) thereof as follows:

provided that the parties to this Agreement acknowledge and agree that no finance charge or late payment charge shall be considered a “Receivable” for purposes of this definition.

(E)         The definition of “Receivable” is hereby deleted in its entirety and replaced with the following definition:

“Receivable” means any indebtedness of any Person to any Originator (without giving effect to any transfer under the Initial Purchase Agreement or the Secondary Purchase Agreement) and any right of any Originator to payment from or on behalf of such Person whether constituting an account, chattel paper, investment or general intangible, arising in connection with the sale of goods or the rendering of services by such Originator, including the right to payment of any interest, fees, finance charges or late payment charges and other obligations of such Person with respect thereto; provided, that unless expressly stated otherwise, each Closing Date Receivable shall be a “Receivable” for purposes of this Agreement; and provided, further, that no Credit Card Receivable shall be a “Receivable” for purposes of this Agreement.

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(F)         The definition of “Related Security” is hereby deleted in its entirety and replaced with the following definition:

“Related Security” means with respect to any Receivable:

(i)          all of the related Originator’s interest in any merchandise (including returned merchandise) relating to any sale giving rise to such Receivable;

(ii)         all security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements filed against an Obligor describing any collateral securing such Receivable;

(iii)        the Contract and all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise; and

(iv)        all contracts and all other documents, purchase orders, invoices (including notifications related to finance charges or late payment charges), agreements, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to such Receivable and the related Obligor.

(ii)         Section 2.04 of the Initial Receivables Purchase Agreement is hereby amended by adding clause (g) after clause (f) of such section, as follows:

“(g) The parties hereto acknowledge and agree that any finance charges or late payment charges paid by an Obligor shall be part of the Collections to be distributed in accordance with this Section 2.04; provided, however, that outstanding finance charges or late payment charges owed by any Obligor shall not, at any time, increase the Outstanding Balance of any Receivable related to such Obligor.”

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SECTION 2.          Release of Credit Card Receivables; Consent to Reconvey.

(a)          Each of the Investor and Bank of America hereby (i) sells, assigns, transfers and reconveys, without recourse, representation or warranty, all of its right and interest in and to each Credit Card Receivable, if any, to the Seller, (ii) releases, terminates and discharges any and all Adverse Claims it may have on such Credit Card Receivables, (iii) authorizes the filing of related UCC financing statement amendments to exclude all Credit Card Receivables from the description of the collateral and (iv) consents to the reconveyance by the Seller to DST Systems, and by DST Systems to the related Originator, respectively, of all Credit Card Receivables.

(b)          The Seller hereby (i) sells, assigns, transfers and reconveys, without recourse, representation or warranty, all of its right, title and interest in, to and under each Credit Card Receivable, if any, owned by it to DST Systems, (ii) releases, terminates and discharges any and all Adverse Claims it may have on such Credit Card Receivables and (iii) authorizes the filing of related UCC financing statement amendments to exclude all Credit Card Receivables from the description of the collateral.

(c)          DST Systems hereby (i) sells, assigns, transfers and reconveys, without recourse, representation or warranty, all of its right, title and interest in, to and under each Credit Card Receivable, if any, owned by it to the related Originator, (ii) releases, terminates and discharges any and all Adverse Claims it may have on such Credit Card Receivables and (iii) authorizes the filing of related UCC financing statement amendments to exclude all Credit Card Receivables from the description of the collateral.

(d)          Each Originator and each of DST Systems and the Seller, respectively, hereby agrees that it shall not have any recourse against the Investor or Bank of America with respect to any Credit Card Receivable and neither the Investor nor Bank of America makes any representation or warranty or assumes any responsibility with respect to any Credit Card Receivable.

SECTION 3.          Effective Date. This Amendment shall become effective as of the date (the “Effective Date”) that the Agent shall have received counterparts hereof duly executed by each of the parties hereto. Upon the effectiveness of this Amendment, each Originator, the Seller and DST Systems, respectively, hereby reaffirms all representations and warranties made by it in the Transfer Agreements to which it is a party and agrees that all such representations and warranties shall be deemed to have been remade as of the Effective Date.

SECTION 4.          Miscellaneous.

(a)          References in the Transaction Documents. Upon the effectiveness of this Amendment, each reference in the Transfer Documents to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to such Transfer Document as amended hereby, and each reference to such Transfer Document in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to such Transfer Document as amended hereby.

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(b)          Effect on Transfer Documents. Except as specifically amended hereby, each Transfer Document shall remain in full force and effect. This Amendment shall not constitute a novation of any Transfer Document, but shall constitute an amendment thereof.

(c)          No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Transfer Documents or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

(d)          Fees and Expenses. The Seller and DST Systems agree to pay all costs, fees, and expenses (including, without limitation, reasonable attorneys’ fees and time charges of attorneys) incurred by the Agent and the Investor in connection with the preparation, execution and enforcement of this Amendment.

(e)          Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(f)          Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

(g)          Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(h)          Amendments. This Amendment may not be amended or otherwise modified except as provided in the Transfer Documents.

(i)          GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

SELLER:	FOUNTAIN CITY FINANCE, LLC

	By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Treasurer

PARENT:	DST SYSTEMS, INC.

	By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Vice President and
Chief Accounting Officer

SERVICER:	DST SYSTEMS, INC.

	By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Vice President and
Chief Accounting Officer

ORIGINATORS:	DST SYSTEMS, INC.

	By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Vice President and
Chief Accounting Officer

DST HEALTH SOLUTIONS, INC.

By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Assistant Treasurer

[Signature Page to First Omnibus Amendment to Transfer Documents - DST Systems]

DST OUTPUT, LLC

By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Assistant Treasurer

DST OUTPUT CENTRAL, LLC

By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Assistant Treasurer

DST OUTPUT EAST, LLC

By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Assistant Treasurer

DST OUTPUT WEST, LLC

By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Assistant Treasurer

DST OUTPUT GRAPHICS, LLC

By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Assistant Treasurer

DST TECHNOLOGIES, INC.

By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Assistant Treasurer

[Signature Page to First Omnibus Amendment to Transfer Documents - DST Systems]

DST STOCK TRANSFER, INC.

By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Assistant Treasurer

DST GLOBAL SOLUTIONS NORTH AMERICA LTD.

By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Assistant Treasurer

DST HEALTH SOLUTIONS, LLC

By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Assistant Treasurer

DST MAILING SERVICES, INC.

By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Treasurer

ISPACE SOFTWARE TECHNOLOGIES, INC.

By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Assistant Treasurer

ARGUS HEALTH SYSTEMS, INC.

By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Assistant Treasurer

[Signature Page to First Omnibus Amendment to Transfer Documents - DST Systems]

DST DIRECT, LLC

By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Assistant Treasurer

DST OUTPUT ELECTRONIC SOLUTIONS, INC.

By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Assistant Treasurer

DST TASS, LLC

By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Assistant Treasurer

DST WORLDWIDE SERVICES, LLC

By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Assistant Treasurer

By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Assistant Treasurer

DST RETIREMENT SOLUTIONS, LLC

By:	/s/ Gregg Wm. Givens
Name: Gregg Wm. Givens
Title: Assistant Treasurer

[Signature Page to First Omnibus Amendment to Transfer Documents - DST Systems]

INVESTOR:	ENTERPRISE FUNDING COMPANY LLC

	By:	/s/ Kevin P. Burns
Name: Kevin P. Burns
Title: Vice President

AGENT:	BANK OF AMERICA, NATIONAL ASSOCIATION, as Agent

	By:	/s/ Jeremy Grubb
Name: Jeremy Grubb
Title: Vice President

BANK:	BANK OF AMERICA, NATIONAL ASSOCIATION

	By:	/s/ Jeremy Grubb
Name: Jeremy Grubb
Title: Vice President

[Signature Page to First Omnibus Amendment to Transfer Documents - DST Systems]

SCHEDULE I

Originators:

DST Systems, Inc.

DST Output, LLC

DST Output Central, LLC

DST Output East, LLC

DST Output West, LLC

DST Output Graphics, LLC

DST Technologies, Inc.

DST Stock Transfer, Inc.

DST Mailing Services, Inc.

DST Output Electronic Solutions, Inc.

DST Worldwide Services, LLC

DST Retirement Solutions, LLC

Argus Health Systems, Inc.

DST Direct, LLC

DST Health Solutions, Inc.

DST Heath Solutions, LLC

DST Global Solutions North America Ltd. (f/k/a DST International North America Ltd.)

DSTi Mosiki, LLC

iSpace Software Technologies, Inc.

DST TASS, LLC

Schedule I